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         MASTER SERVICER'S CERTIFICATE
      (Delivered pursuant to Section 4.9
  of the Master Sale and Servicing Agreement)


        HOUSEHOLD FINANCE CORPORATION,
                  Master Servicer
    HOUSEHOLD AUTO RECEIVABLES CORPORATION

        HOUSEHOLD AUTOMOTIVE TRUST III
         Class A Notes, Series 1999-1


1.   This Certificate relates to the             August 17, 2000
Distribution Date occurring on

2.  Series 1999-1 Information

(a)  The amount of Collected Funds with respect   $28,664,252.69
to the Collection Period was equal to

(b)  The amount of Available Funds with respect   $28,664,252.69
to the Collection Period was equal to

(c)  The  Liquidated Receivables for the           $6,591,129.51
Collection Period was equal to

(d)  Net Liquidation Proceeds for the              $2,492,449.42
Collection Period was equal to
        (i) The annualized net default rate           7.7171575%

(e)  The principal balance of Series 1999-1
Receivables at the beginning
        of the Collection Period was equal to    $648,751,428.66

(f)  The principal balance of Series 1999-1
Receivables on the last day
        of the Collection Period was equal to    $625,918,961.32

(g)  The aggregate outstanding  balance of the
Series 1999-1 Receivables which were one
        payment (1-29 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such    $53,249,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 1999-1 Receivables which were two
        payments (30-59 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such    $14,789,000.00
Distribution Date was equal to

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(i)  The aggregate outstanding  balance of the
Series 1999-1 Receivables which were three or
        more payments (60+ days) delinquent as
of the close of business on the last day of the
        Collection Period with respect to such     $8,167,000.00
Distribution Date was equal to

(j)  The Base Servicing Fee paid on the            $1,621,878.57
Distribution Date was equal to

(k)  The Principal Distributable Amount for the   $14,396,224.54
Distribution Date was equal to

(l)  The Principal Amount Available for the       $26,323,988.97
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was    $424,932,185.78
equal to

(n)  The Aggregate Optimal Note Principal        $410,535,961.24
Balance was equal to

(o)  The Targeted Credit Enhancement Amount was  $234,719,610.50
equal to

(p)  The Targeted Credit Enhancement Amount as
a percentage of the Pool
       Balance on the Distribution Date was          37.5000000%
equal to

(q)  The Targeted Reserve Account Balance was     $19,336,610.41
equal to

(r)  The Reserve Account Deposit Amount for the            $0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount    $3,491,521.63
for the Distribution Date

(t)  The Reserve Account Shortfall for the                 $0.00
Distribution Date

(u)  The amount on deposit in the Reserve         $19,336,610.41
Account after distributions was equal to

(v)  The amount on deposit in the Reserve
Account as a percentage of the Pool
       Balance on the Distribution Date was           3.0893153%
equal to

(w)  The Targeted Overcollateralization Amount   $215,383,000.08
was equal to

(x)   The ending overcollateralization was       $215,383,000.08
equal to

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
       Distribution Date was equal to                34.4106847%

(z)  The Weighed Average Coupon (WAC) was equal      19.4185370%
to

(aa)  The Weighed Average Remaining Maturity
(WAM) was equal to                                            46


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3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                      $0.00
   2.   Principal Distribution per $1,000                  $0.00
   3.   Interest Distribution per $1,000                   $0.00

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate                    5.106000%
   2.   Class A-1 principal balance - beginning            $0.00
of period
   3.   Accrual convention                            Actual/360
   4.   Days in Interest Period
                                                              31
   5.   Class A-1 interest due                             $0.00
   6.   Class A-1 interest paid                            $0.00
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-1
   8.   Class A-1 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning             $0.00
of period
   2.  Class A-1 principal - amount due                    $0.00
   3.  Class A-1 principal - amount paid                   $0.00
   4.  Class A-1 principal balance - end of                $0.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-1
   6.  Class A-1 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-1 Notes as a percentage of the          0.000000%
total Notes outstanding on the Distribution
Date
   8.  Class A-1 Notes as a percentage of the          0.000000%
Pool Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                     $82.34
   2.   Principal Distribution per $1,000                 $79.88
   3.   Interest Distribution per $1,000                   $2.46

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate                   5.719000%
   2.   Class A-2 principal balance - beginning   $89,872,185.78
of period
   3.   Accrual convention                            Actual/360
   4.   Days in Interest Period
                                                              31
   5.   Class A-2 interest due                       $442,593.05
   6.   Class A-2 interest paid                      $442,593.05
   7.   Class A Interest Carryover Shortfall             ($0.00)
with respect to Class A-2
   8.   Class A-2 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning    $89,872,185.78
of period
   2.  Class A-2 principal - amount due           $14,396,224.54
   3.  Class A-2 principal - amount paid          $14,396,224.54
   4.  Class A-2 principal balance - end of       $75,475,961.24
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-2
   6.  Class A-2 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-2 Notes as a percentage of the         18.384738%
total Notes outstanding on the Distribution
Date
   8.  Class A-2 Notes as a percentage of the         12.058424%
Pool Balance on the Distribution Date
   9.  Class A-1 and A-2 Notes as a percentage        12.058424%
of the Pool Balance on the Distribution Date

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(c) Class A-3
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                      $5.28
   2.   Principal Distribution per $1,000                  $0.00
   3.   Interest Distribution per $1,000                   $5.28

B.  Calculation of Class A-3 Interest Due
   1.    Class A-3 related Note Rate                   6.330000%
   2.    Class A-3 principal balance -           $156,010,000.00
beginning of period
   3.    Accrual convention                               30/360
   4.   Class A-3 interest due                       $822,952.75
   5.   Class A-3 interest paid                      $822,952.75
   6.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-3
   7.   Class A-3 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning   $156,010,000.00
of period
   2.  Class A-3 principal - amount due                    $0.00
   3.  Class A-3 principal - amount paid                   $0.00
   4.  Class A-3 principal balance - end of      $156,010,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-3
   6.  Class A-3 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-3 Notes as a percentage of the         38.001543%
total Notes outstanding on the Distribution
Date
   8.  Class A-3 Notes as a percentage of the         24.924952%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a              36.983376%
percentage of the Pool Balance on the
Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                      $5.54
   2.   Principal Distribution per $1,000                  $0.00
   3.   Interest Distribution per $1,000                   $5.54

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate                   6.650000%
   2.    Class A-4 principal balance -           $179,050,000.00
beginning of period
   3.    Accrual convention                               30/360
   4.   Class A-4 interest due                       $992,235.42
   5.   Class A-4 interest paid                      $992,235.42
   6.   Class A Interest Carryover Shortfall             ($0.00)
with respect to Class A-4
   7.   Class A-4 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning   $179,050,000.00
of period
   2.  Class A-4 principal - amount due                    $0.00
   3.  Class A-4 principal - amount paid                   $0.00
   4.  Class A-4 principal balance - end of      $179,050,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-4
   6.  Class A-4 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-4. Notes as a percentage of the        43.613719%
total Notes outstanding on the Distribution
Date
   8.  Class A-4 Notes as a percentage of the         28.605940%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2, A-3 and A-4 Notes as a         65.589315%
percentage of the Pool Balance on the
Distribution Date
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